UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 26, 2005
                                                        ------------------

                          CEMENTITIOUS MATERIALS, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                   000-49901                  87-064635
---------------------------       ------------             -------------------
State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)            Identification No.)

           19 East 200 South, Suite #1080, Salt Lake City, Utah 84111
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 322-3401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K

Section 1 - Registrant's Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

     On September 26, 2005, Cementitious Materials, Inc. entered into an Agreement and Plan of Merger with NaturalNano, Inc., a Delaware corporation. The agreement contemplates that our newly created, wholly-owned subsidiary, Cementitious Acquisitions, Inc., will be merged with and into NaturalNano with NaturalNano being the surviving entity. As a result of the transaction, NaturalNano will become our wholly-owned subsidiary.

     Under the terms of the merger agreement, each outstanding share of NaturalNano common stock will be exchanged for 4.4919378 shares of our authorized but previously unissued common stock common stock, resulting in the issuance 44,919,378 shares of our common stock. Pursuant to the agreement, we will also issue options and warrants for the purchase of an aggregate of 4,950,000 shares of our common stock to the holders of outstanding NaturalNano stock options and warrants, in consideration for the cancellation of such stock options and warrants. Additionally, we will issue 10,469,600 shares of our common stock in consideration for the conversion of certain NaturalNano convertible debt. As a result of these issuances, the current holders of NaturalNano common stock and convertible notes will hold, in the aggregate, approximately 92% of the total number of shares of our common stock outstanding after the merger. Upon the closing of the merger, all of our current directors and executive officers will resign and the current directors and executive officers of NaturalNano will be appointed to fill the vacancies created by such resignations.

     On September 23, 2005 and in connection with the merger agreement, our board of directors approved an amendment to our articles of incorporation to (a) increase our authorized capitalization to 100 million shares of common stock and 10 million shares of "blank check" preferred stock, and (b) effective upon the consummation of the merger, to change our corporate name to "NaturalNano, Inc." Our board also approved the adoption of a new stock incentive plan permitting the issuance of up to 7 million shares of our common stock to our employees, directors and consultants. The amendment to our articles of incorporation and the stock incentive plan were approved by the written consent of stockholders owning a majority of our outstanding common stock.

     Completion of the acquisition of NaturalNano will result in a change in control of our company and the assumption by us of NaturalNano's assets, liabilities and operations. We have made customary representations, warranties and covenants in the merger agreement and consummation of the merger is subject to various customary conditions.

     NaturalNano is a development stage company whose primary business is processing, developing and commercializing naturally occurring nanoscale materials. Its efforts are currently directed toward research and development for the future production and marketing of its proprietary technologies in the following fields:

     o Developing state-of-the art, proprietary processes for extracting and separating halloysite nanotubes from halloysite clay;

     o   Developing   commercial    applications   for   halloysite   nanotubes,
         specifically for the following application areas:

         o    Material additives for polymers, plastics, and composites;
         o    Cosmetics and other personal care products;
         o    Absorbent materials; and
         o    Pharmaceuticals and medical device additives and coatings.

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

     o Engaging in business alliances with other organizations to bring nanoscale materials to market.

     In connection with the proposed merger, we will prepare an information statement for our stockholders to be filed with the SEC. The information statement will be furnished only to inform our stockholders of the actions described above before they take effect. We will not ask our stockholders for a proxy and they are requested not to send us a proxy. The information statement and other relevant documents filed with the SEC will be available free of charge at the SEC's website, www.sec.gov. Our stockholders will also be able to obtain copies of the information statement and other relevant documents free of charge by directing their requests to Cementitious Materials, Inc., 19 East 200 South, Suite #1080, Salt Lake City, Utah 84111, Attention: Investor Relations.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

     (c) Exhibits

     Exhibit No.     Description
     -----------     -----------

         2.1 Agreement and Plan of Merger with NaturalNano, Inc., Cementitious Materials, Inc. and Cementitious Acquisitions, Inc.

Note about Forward-looking Statements

     Statements contained in this current report which are not historical facts, including all statements regarding the consummation of the acquisition of assets, may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Cementitious Materials., Inc. cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CEMENTITIOUS MATERIALS, INC.



Date:  September 30, 2005        By   /S/ EDWARD F. COWLE
                                     -----------------------------------------
                                        Edward F. Cowle
                                        President and Chief Executive Officer

                                  Exhibit Index
    --------------  ------------------------------------------------------------
       Exhibit No.                                    Description
    --------------  ------------------------------------------------------------
    2.1 Agreement and Plan of Merger with NaturalNano, Inc., Cementitious Materials, Inc. and Cementitious Acquisitions, Inc.
    --------------  ------------------------------------------------------------





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